EXHIBIT 99.3
                                                                       [GRAPHIC]


FOR IMMEDIATE RELEASE

Contacts:    Karen Caddick (Investor Relations)           Shira Zackai (Media)
             (212) 969-6414                               (212) 969-6387
             investor_relations@acml.com                  shira_zackai@acml.com



           ALLIANCE CAPITAL ANNOUNCES THIRD QUARTER FINANCIAL RESULTS


NEW YORK, NY, OCTOBER 27, 2000 - Alliance Capital Management Holding L.P. ("Alliance Holding") (NYSE: "AC") today declared a $0.84 per Unit distribution payable on November 22, 2000 to holders of its Units at the close of business on November 13, 2000. Alliance Holding announced third quarter 2000 net operating earnings (net income excluding amortization of intangibles and non-recurring items) of $0.86 per Unit, an increase of 51% compared to $0.57 per Unit for third quarter 1999. Base fee earnings contributed $0.84 per Unit to net operating earnings for third quarter 2000 and $0.55 per Unit for third quarter 1999. Performance fee earnings contributed $0.02 per Unit to net operating earnings for both third quarter 2000 and third quarter 1999.

  OPERATING HIGHLIGHTS OF ALLIANCE CAPITAL MANAGEMENT L.P. ("ALLIANCE CAPITAL")
                            THE OPERATING PARTNERSHIP

o ASSETS UNDER MANAGEMENT WERE $388 BILLION AT SEPTEMBER 30, 2000, increasing 22% from September 30, 1999. Growth was the result of net new business flows in both mutual funds and separately managed institutional accounts and investment results. Compared to June 30, 2000, assets under management were unchanged; increases in assets as a result of net new business in separately managed institutional accounts, sales of Alliance mutual fund shares and cash management services were offset by negative investment results, which reduced assets under management by $7.7 billion for the quarter.

o INVESTMENT PERFORMANCE FOR THE QUARTER WAS MIXED. The stock market and large capitalization growth stocks, in particular, declined; and Alliance Capital's large capitalization growth funds underperformed. Nevertheless, performance in these portfolios remains competitive on a long-term basis. Meanwhile, third quarter and year-to-date investment results for several other important investment disciplines were very positive. Our relative value, research managed and small capitalization growth portfolios all experienced excellent results. Several important fixed income disciplines also performed well.

o MUTUAL FUND GROSS SALES GREW 68% OVER THIRD QUARTER 1999 and were 71% higher than second quarter 2000 levels. Net mutual fund sales for third quarter 2000 were $9.2 billion, with cash management net asset inflows contributing $5 billion.

              Reviewing the mutual fund sales trends, President and Chief Operating Officer John D. Carifa said, "During the third quarter, our global mutual fund sales increased compared to the prior quarter. In the United States, Alliance Capital maintained its number three ranking in non-proprietary net sales. We recently launched a new savings initiative with the State of Rhode Island's college savings plan to greater diversify our U.S. fund sales; the CollegeBoundFUNDsm is being marketed to investors across the United States. Outside the United States through September 30 of this year, we continue to make significant progress. Net sales of our Luxembourg registered mutual funds are up 227% for the first nine months of this year compared to the same period last year, with combined net sales in Germany and Austria increasing 270% for the same period compared to last year. We continue to invest in our business by opening up new offices worldwide. We recently established several new marketing locations in Europe, and this week, we opened a new customer service center in Scranton, Pennsylvania, enhancing our capability to provide superior service to our clients."

o NEW SEPARATELY MANAGED ACCOUNT WINS ADDED $3.5 BILLION IN ASSETS UNDER MANAGEMENT during third quarter 2000, representing 52 new client accounts across multiple disciplines. Alliance Capital recently signed a memorandum of understanding with AXA Asia Pacific Holdings Limited to establish new asset management companies in Australia and New Zealand, adding to Alliance Capital's global initiatives.

o ALLIANCE CAPITAL ACQUIRED THE BUSINESS OF SANFORD C. BERNSTEIN INC. ("Bernstein") on October 2, 2000. Total Alliance Capital assets under management following the acquisition on October 2, 2000 were approximately $474 billion. The acquisition combines Alliance Capital's strength as a recognized leader in the growth style of investing with Bernstein's recognized strength in the value style, allowing Alliance Capital to effectively compete for virtually any investment assignment worldwide. And, Alliance Capital now serves a broader range of clients with the addition of Bernstein's business. With 530 investment professionals, including 260 research analysts, Alliance Capital is one of the premier providers of equity and fixed income investment services in the world.

              FINANCIAL RESULTS OF ALLIANCE CAPITAL MANAGEMENT L.P.
                            THE OPERATING PARTNERSHIP

o NET OPERATING EARNINGS (NET INCOME EXCLUDING AMORTIZATION OF INTANGIBLES AND NON-RECURRING ITEMS) WERE $196 MILLION FOR THIRD QUARTER 2000, an increase of 74% compared to pro forma net operating earnings for third quarter 1999. Base fee earnings contributed $191 million to total net operating earnings for third quarter 2000 and $108 million for third quarter 1999. Performance fee earnings contributed $5 million for both third quarter 2000 and third quarter 1999.

o REVENUES FOR THIRD QUARTER 2000 REACHED $616 MILLION, INCREASING 38% from $445 million pro forma revenues for third quarter 1999. Revenue growth resulted primarily from increased average assets under management, including a larger proportion of higher-fee mutual fund assets.

                        ALLIANCE CAPITAL MANAGEMENT L.P.
                            THE OPERATING PARTNERSHIP
                            SUMMARY FINANCIAL RESULTS
                                   (MILLIONS)

                                                              Pro                                      Pro
                                                             Forma                                    Forma
                                                 Three       Three                       Nine          Nine
                                                 Months      Months                     Months       Months
                                                 Ended       Ended                      Ended         Ended
                                                9/30/00    9/30/99(1)      Change      9/30/00      9/30/99(1)     Change
                                               --------    ----------     ---------   ----------   -----------   ----------
Assets Under Management (billions)             $   388      $   317           22%       $   388       $   317           22%
                                               =======      =======                     =======       =======      =======

Revenues                                       $   616      $   445           38%       $ 1,729       $ 1,284           35%
                                               =======      =======                     =======       =======      =======

NET INCOME                                     $   195      $   112           75%       $   520       $   326           59%
Amortization of Intangibles                          1            1            2              3             3            2
Non-recurring Items                                 --           --           --            (24)           --          N/A
                                               -------      -------                     -------       -------      -------
NET OPERATING EARNINGS (2)                     $   196      $   113           74%       $   499       $   329           52%
                                               =======      =======                     =======       =======      =======

Base Fee Earnings                              $   191      $   108           78%       $   483       $   303           59%
Performance Fee Earnings                             5            5           (1)            16            26          (39)
                                               =======      =======                     -------       -------      -------
NET OPERATING EARNINGS (2)                     $   196      $   113           74%       $   499       $   329           52%
                                               =======      =======                     =======       =======      =======

(1) Pro forma amounts assume the Alliance Holding Reorganization occurred on January 1, 1999. The pro forma financial information reflects the Operating Partnership as a private partnership that is not subject to a federal tax of 3.5% on partnership gross income from the active conduct of a trade or business.

(2) Net Operating Earnings: Net Income excluding amortization of intangibles and non-recurring items.

                      FINANCIAL RESULTS OF ALLIANCE HOLDING
                         THE PUBLICLY TRADED PARTNERSHIP

         Alliance Holding's principal sources of income and cash flow are attributable to its ownership interest in Alliance Capital, the operating partnership. Alliance Holding is required to distribute the cash distributions it receives from Alliance Capital, less taxes and other amounts its general partner determines should be retained.

o DISTRIBUTIONS PER ALLIANCE HOLDING UNIT INCREASED TO $0.84 for third quarter 2000, a 50% increase over the $0.56 per Unit distributed for third quarter 1999 and an increase of $0.09 from the $0.75 per Unit distributed in second quarter 2000.

o NET OPERATING EARNINGS (NET INCOME EXCLUDING AMORTIZATION OF INTANGIBLES AND NON-RECURRING ITEMS) ROSE TO $0.86 for third quarter 2000 from $0.57 per Unit for third quarter 1999, an increase of 51%. Base fee earnings contributed $0.84 per Unit to total net operating earnings for third quarter 2000 and $0.55 per Unit for third quarter 1999. Performance fee earnings contributed $0.02 per Unit for both third quarter 2000 and third quarter 1999.

                                ALLIANCE HOLDING
                         THE PUBLICLY TRADED PARTNERSHIP
                     PER UNIT SUMMARY FINANCIAL INFORMATION

                                                               Pro                                     Pro
                                                              Forma                                    Forma
                                                Three         Three                       Nine         Nine
                                                Months        Months                      Months       Months
                                                Ended         Ended                       Ended        Ended
                                                9/30/00     9/30/99(1)      Change        9/30/00     9/30/99(1)     Change
                                               ----------  -----------   -----------     ---------    ----------    ---------
DILUTED NET INCOME                              $   0.85      $   0.57        49%         $   2.49      $   1.67        49%
Amortization of Intangibles                         0.01            --       N/A              0.02          0.01       100
Non-recurring Items                                  --             --       N/A             (0.13)           --        N/A
                                                --------      --------                    --------      --------
NET OPERATING EARNINGS (2)                      $   0.86      $   0.57        51%         $   2.38      $   1.68        42%
                                                ========      ========      ====          ========      ========

Base Fee Earnings                               $   0.84      $   0.55        53%         $   2.30      $   1.55        48%

Performance Fee Earnings                            0.02          0.02        --              0.08          0.13       (38)
                                                --------      --------                    --------      --------
NET OPERATING EARNINGS (2)                      $   0.86      $   0.57        51%         $   2.38      $   1.68        42%
                                                ========      ========                    ========      ========

UNITHOLDER DISTRIBUTIONS                        $   0.84      $   0.56        50%         $   2.33      $   1.64        42%
                                                ========      ========                    ========      ========


(1) Pro forma amounts assume the Alliance Holding reorganization occurred on January 1, 1999.

(2) Net Operating Earnings per Unit: Diluted Net Income excluding Alliance Holding's proportionate share of Alliance Capital's amortization of intangibles and non-recurring items.

ABOUT ALLIANCE CAPITAL

     Alliance Capital is a leading global investment management firm. Alliance Capital had approximately $474 billion in assets under management at October 2, 2000, after the close of the Bernstein acquisition. Alliance Capital is one of the largest asset managers in the world. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

     At October 2, 2000, Alliance Holding owns approximately 30% of the units of limited partnership interest in Alliance Capital. AXA Financial, Inc. owns approximately 2% of the outstanding Alliance Holding Units and approximately 52% of the outstanding Alliance Capital Units, amounting to an approximate 53% economic interest in Alliance Capital. AXA, which has operations in approximately 60 countries, holds a 60% interest in AXA Financial, Inc.

                          -FOUR PAGES OF TABLES FOLLOW-

                        ALLIANCE CAPITAL MANAGEMENT L.P.
                           (THE OPERATING PARTNERSHIP)
                    SUMMARY CONSOLIDATED STATEMENTS OF INCOME
                            (unaudited, in thousands)


                                                                   Three Months Ended                Nine Months Ended
                                                             -------------------------------    ----------------------------
                                                                                Pro Forma                          Pro Forma
                                                                9/30/00        9/30/99(1)         9/30/00          9/30/99(1)
                                                             ---------------  --------------    ------------     --------------
Revenues:
   Investment Advisory & Services Fees:
      Alliance Mutual Funds                                  $   278,555       $   207,329       $   794,400        $   588,156
      Separately Managed Accounts:
           Affiliated Clients                                     12,634            12,222            39,633             39,116
           Third-Party Clients                                   102,989            87,414           311,976            276,386
   Distribution Revenues                                         167,023           115,483           469,701            314,313
   Shareholder Servicing Fees                                     21,462            16,272            62,442             45,069
   Other Revenues                                                 32,923             6,442            50,777             20,806
                                                             -----------       -----------       -----------        -----------
                                                                 615,586           445,162         1,728,929          1,283,846
                                                             -----------       -----------       -----------        -----------

Expenses:
   Employee Compensation & Benefits                              138,771           113,521           398,860            334,493
   Promotion & Servicing:
        Distribution Plan Payments:
             Affiliated                                           30,804            26,983            95,073             77,858
             Third-Party                                          88,040            56,604           253,875            166,473
        Amortization of Deferred Sales Commissions                56,726            42,990           160,612            117,688
        Other                                                     36,559            30,164           110,402             85,060
    General & Administrative                                      48,691            47,825           147,720            135,564
   Interest                                                        8,131             6,519            32,521             14,499
                                                             -----------       -----------       -----------        -----------
                                                                 407,722           324,606         1,199,063            931,635
                                                             -----------       -----------       -----------        -----------

                                                                 207,864           120,556           529,866            352,211

Amortization of Intangibles                                          981               963             2,937              2,890
Non-recurring Items                                                   --                --           (23,853)                --
                                                             -----------       -----------       -----------        -----------
Income Before Income Taxes                                       206,883           119,593           550,782            349,321

Income Taxes                                                      11,377             7,877            30,291             22,733
                                                             -----------       -----------       -----------        -----------

NET INCOME                                                   $   195,506       $   111,716       $   520,491        $   326,588
                                                             ===========       ===========       ===========        ===========

NET OPERATING EARNINGS (2)                                   $   196,487       $   112,679       $   499,575        $   329,478
                                                             ===========       ===========       ===========        ===========

Base Fee Earnings                                            $   191,679       $   107,803       $   483,515        $   303,250
Performance Fee Earnings                                           4,808             4,876            16,060             26,228
                                                             -----------       -----------       -----------        -----------

NET OPERATING EARNINGS (2)                                   $   196,487       $   112,679       $   499,575        $   329,478
                                                             ===========       ===========       ===========        ===========

Total Alliance Capital Management L.P. units outstanding as of September 30, 2000 were 203,866,317 units.

(1) Pro forma amounts assume the Alliance Holding Reorganization occurred on January 1, 1999. The pro forma financial information reflects the Operating Partnership as a private partnership that is not subject to a federal tax of 3.5% on partnership gross income from the active conduct of a trade or business.

(2) Net Operating Earnings: Net Income excluding amortization of intangibles and non-recurring items.

                        ALLIANCE CAPITAL MANAGEMENT L.P.
                           (THE OPERATING PARTNERSHIP)
                             ASSETS UNDER MANAGEMENT
                      THREE MONTHS ENDED SEPTEMBER 30, 2000
                                  ($ millions)


                                      Separately
                                      Managed               Mutual
                                      Accounts               Funds                 Total
                                   -------------         -------------        -------------
BEGINNING OF PERIOD                 $ 202,838                $ 184,921            $ 387,759

New Accounts/Sales                      3,501                   18,459               21,960
Terminations/Redemptions               (1,794)                 (14,022)             (15,816)
Net Cash Management Sales                  --                    5,040                5,040
Cash Flow                              (2,610)                    (228)              (2,838)
                                    ---------                ---------            ---------
Net New Business                         (903)                   9,249                8,346

Market Depreciation
                                       (4,340)                  (3,371)              (7,711)
                                    ---------                ---------            ---------
Net Change                             (5,243)                   5,878                  635
                                    ---------                ---------            ---------

END OF PERIOD                       $ 197,595                $ 190,799            $ 388,394
                                    =========                =========            =========

                                    ALLIANCE CAPITAL MANAGEMENT L.P.
                                      (THE OPERATING PARTNERSHIP)
                                        ASSETS UNDER MANAGEMENT
                                              ($ millions)

                                                     Three Months Ended            Nine Months Ended
                                                   9/30/00       9/30/99         9/30/00         9/30/99
                                                  ----------    -----------     ----------    -----------

Average Assets Under Management                   $392,838        $319,258      $383,063        $306,890
                                                  ========        ========      ========        ========

Ending Assets Under Management                    $388,394        $317,274      $388,394        $317,274
                                                  ========        ========      ========        ========

                    ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
                        (THE PUBLICLY TRADED PARTNERSHIP)
                          SUMMARY STATEMENTS OF INCOME
                (unaudited, in thousands except per Unit amounts)

                                                                 Three Months Ended            Nine Months Ended
                                                             ---------------------------  ----------------------------
                                                                             Pro Forma                    Pro Forma
                                                               9/30/00      9/30/99(1)      9/30/00       9/30/99(1)
                                                             -------------  ------------  ------------   -------------

Equity in Earnings of Operating Partnership                  $   68,315       $   46,135       $   201,895        $   134,570

     Income Taxes                                                 4,537            4,155            14,793             12,223
                                                             ----------       ----------       -----------        -----------

NET INCOME                                                   $   63,778       $   41,980       $   187,102        $   122,347
                                                             ==========       ==========       ===========        ===========

DILUTED NET INCOME                                           $     0.85       $     0.57       $      2.49        $      1.67

Amortization of Intangibles                                        0.01              --               0.02               0.01
Non-recurring Items                                                  --              --              (0.13)                --
                                                             ----------       ----------       -----------        -----------

NET OPERATING EARNINGS PER UNIT (2)                          $     0.86       $    0.57        $      2.38        $      1.68
                                                             ==========       ==========       ===========        ===========

Base Fee Earnings per Unit                                   $     0.84       $     0.55       $      2.30        $      1.55
Performance Fee Earnings per Unit                                  0.02             0.02              0.08               0.13
                                                             ----------       ----------       -----------        -----------

NET OPERATING EARNINGS PER UNIT (2)                          $     0.86       $     0.57       $      2.38        $      1.68
                                                             ==========       ==========       ===========        ===========

UNITHOLDER DISTRIBUTIONS
PER UNIT                                                     $     0.84       $     0.56       $      2.33        $      1.64
                                                             ==========       ==========       ===========        ===========


  Total Alliance Capital Management Holding L.P units outstanding as of September 30, 2000 were 70,857,932 units.

(1) Pro Forma amounts assume the Alliance Holding Reorganization occurred on January 1, 1999.

(2) Net Operating Earnings per Unit: Diluted Net Income excluding Alliance Holding's proportionate share of Alliance Capital's amortization of intangibles and non-recurring items.

                                                                 Assets Under Management by Client
                                                                     by Investment Orientation
                                                               Post Bernstein Close - As of 10/2/00
                                                   --------------------------------------------------------------
                                                                     Private
                                                   Institutional      Client          Retail          Total
                                                   --------------- --------------  ------------- ----------------
  EQUITY
       Domestic                                    $      135,084  $        8,123  $    102,128  $       245,335
       Global & International                              26,396          19,265        18,460           64,121

  FIXED INCOME
       Domestic                                            64,690           7,177        40,277          112,144
       Global & International                               3,664             454        10,403           14,521

  PASSIVE
       Domestic                                            29,733               6         2,408           32,147
       Global & International                               5,922              --            --            5,922

  TOTAL
       Domestic                                           229,507          15,306       144,813         389, 626
       Global & International                              35,982          19,719        28,863           84,564
                                                   --------------  --------------  ------------  ---------------
                                                   $      265,489  $       35,025       173,676  $       474,190
                                                   ==============  ==============  ============  ===============

                                                                 Assets Under Management by Client
                                                                       by Investment Vehicle
                                                               Post Bernstein Close - As of 10/2/00
                                                   --------------------------------------------------------------

                                                                   Private Client
                                                   Institutional                      Retail          Total
                                                   --------------  --------------  ------------  ----------------
  SEPARATELY MANAGED ACCOUNTS
       Parent                                      $       28,110  $           --  $         --  $        28,110
       Other                                              221,229          22,401        15,044          258,674

  MUTUAL FUNDS
       Parent (1)                                             828              --            --              828
       Other                                               15,322          12,624       158,632          186,578
                                                   --------------  --------------  ------------  ---------------
                                                   $      265,489  $       35,025  $    173,676  $       474,190
                                                   ==============  ==============  ============  ===============

                                                                 Assets Under Management by Client
                                                                          by Location (2)
                                                               Post Bernstein Close - As of 10/2/00
                                                   --------------------------------------------------------------
                                                                     Private
                                                   Institutional     Client           Retail          Total
                                                   --------------- --------------- ------------- ----------------
  U.S. CLIENTS                                     $      227,054  $       32,536  $    154,627  $       414,217
  INTERNATIONAL CLIENTS (NON-U.S.)                         38,435           2,489        19,049           59,973
                                                   --------------  --------------  ------------  ---------------
                                                   $      265,489  $       35,025  $    173,676  $       474,190
                                                   ==============  ==============  ============  ===============

(1) Includes certain mutual funds sponsored by partnership's parent, does not include Alliance Capital sponsored mutual funds.

(2)  Assets are categorized by country domicile of client accounts.

                                                           # # #

 ALLIANCE CAPITAL MANAGEMENT L.P. AND ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.:
 -------------------------------------------------------------------------------
                           SUPPLEMENTAL FINANCIAL DATA

Alliance Capital Management L.P. ("Alliance Capital") and Alliance Capital Management Holding L.P. ("Alliance Holding") (NYSE: "AC") are furnishing for each partnership supplemental financial data in respect of Net Operating Earnings, units outstanding, weighted average units outstanding (basic) and weighted average units outstanding (diluted), for the quarterly periods ending March 31, 2000, June 30, 2000 and September 30, 2000. Net Operating Earnings is calculated by excluding amortization of intangibles and non-recurring items from net income.


                 SUPPLEMENTAL FINANCIAL DATA OF ALLIANCE CAPITAL
                            THE OPERATING PARTNERSHIP

              SUMMARY FINANCIAL INFORMATION FOR 2000 (IN THOUSANDS)

                                                Three         Three        Three        Nine
                                                Months        Months       Months       Months
                                                Ended         Ended        Ended        Ended
                                                3/31/00       6/30/00      9/30/00      9/30/00
                                               ----------    ----------   ----------   ----------
NET INCOME                                      $ 171,150    $ 153,835     $ 195,506    $ 520,491
Amortization of Intangibles                           975          981           981        2,937
Non-recurring Items                               (23,853)        --            --        (23,853)
                                                ---------    ---------     ---------    ---------
NET OPERATING EARNINGS (2)                      $ 148,272    $ 154,816     $ 196,487    $ 499,575
                                                =========    =========     =========    =========

Base Fee Earnings                               $ 142,551    $ 149,285     $ 191,679    $ 483,515
Performance Fee Earnings                            5,721        5,531         4,808       16,060
                                                             ---------     ---------    ---------
NET OPERATING EARNINGS (2)                      $ 148,272    $ 154,816     $ 196,487    $ 499,575
                                                =========    =========     =========    =========


              SUMMARY FINANCIAL INFORMATION FOR 1999 (IN THOUSANDS)


                                                  Pro          Pro         Pro           Pro          Pro
                                                Forma         Forma       Forma         Forma        Forma
                                                Three         Three       Three         Three        Twelve
                                                Months        Months      Months        Months       Months
                                                Ended         Ended       Ended         Ended        Ended
                                               3/31/99(1)   6/30/99(1)    9/30/99(1)  12/31/99(1)   12/31/99(1)
                                               ----------   ----------    ----------  -----------    ---------
NET INCOME                                      $108,129     $106,743      $111,716     $168,165     $494,753
Amortization of Intangibles                          963          964           963          962        3,852
Non-recurring Items                                 --           --            --           --           --
                                                --------     --------      --------     --------     --------
NET OPERATING EARNINGS (2)                      $109,092     $107,707      $112,679     $169,127     $498,605
                                                ========     ========      ========     ========     ========

Base Fee Earnings                               $ 92,242     $103,205      $107,803     $129,579     $432,829
Performance Fee Earnings                          16,850        4,502         4,876       39,548       65,776
                                                --------     --------      --------     --------     --------
NET OPERATING EARNINGS (2)                      $109,092     $107,707      $112,679     $169,127     $498,605
                                                ========     ========      ========     ========     ========

(1) Pro forma amounts assume the Alliance Holding Reorganization occurred on January 1, 1999. The pro forma financial information reflects the Operating Partnership as a private partnership that is not subject to a federal tax of 3.5% on partnership gross income from the active conduct of a trade or business.

(2) Net Operating Earnings: Net Income excluding amortization of intangibles and non-recurring items.

                 SUPPLEMENTAL FINANCIAL DATA OF ALLIANCE HOLDING
                         THE PUBLICLY TRADED PARTNERSHIP

                 PER UNIT SUMMARY FINANCIAL INFORMATION FOR 2000

                                                Three         Three        Three          Nine
                                                Months        Months       Months         Months
                                                Ended         Ended        Ended          Ended
                                                3/31/00       6/30/00      9/30/00        9/30/00
                                               ----------   -----------  -----------    -----------
DILUTED NET INCOME                             $     0.88   $      0.76  $      0.85    $      2.49
Amortization of Intangibles                            --          0.01         0.01           0.02
Non-recurring Items                                 (0.13)           --          --           (0.13)
                                               ----------   -----------  -----------    -----------
NET OPERATING EARNINGS (2)                     $     0.75   $      0.77  $      0.86    $      2.38
                                               ==========   ===========  ===========    ===========

Base Fee Earnings                              $     0.72   $      0.74  $      0.84    $      2.30
Performance Fee Earnings                             0.03           0.3         0.02           0.08
                                               ----------   -----------  -----------    -----------
NET OPERATING EARNINGS (2)                     $     0.75   $      0.77  $      0.86    $      2.38
                                               ==========   ===========  ===========    ===========

                 PER UNIT SUMMARY FINANCIAL INFORMATION FOR 1999

                                                Pro          Pro           Pro          Pro          Pro
                                                Forma        Forma         Forma        Forma        Forma
                                                Three        Three         Three        Three        Twelve
                                                Months       Months        Months       Months       Months
                                                Ended        Ended         Ended        Ended        Ended
                                               3/31/99(1)   6/30/99(1)    9/30/99(1)  12/31/99(1)   12/31/99(1)
                                               ----------   -----------   ----------  -----------   ----------

DILUTED NET INCOME                             $     0.55   $      0.55   $     0.57  $      0.86   $     2.53
Amortization of Intangibles                          0.01            --           --         0.01         0.02
Non-recurring Items                                    --            --           --           --           --
                                               ----------   -----------   ----------  -----------   ----------
NET OPERATING EARNINGS (2)                     $     0.56   $      0.55   $     0.57  $      0.87   $     2.55
                                               ==========   ===========   ==========  ===========   ==========

Base Fee Earnings
                                               $     0.48   $      0.52   $     0.55  $      0.67   $     2.22
Performance Fee Earnings                             0.08          0.03         0.02         0.20         0.33
                                               ----------   -----------   ----------  -----------   ----------
NET OPERATING EARNINGS (2)                     $     0.56   $      0.55   $     0.57  $      0.87   $     2.55
                                               ==========   ===========   ==========  ===========   ==========


(1) Pro forma amounts assume the Alliance Holding Reorganization occurred on January 1, 1999.

(2) Net Operating Earnings per Unit: Diluted Net Income per Unit excluding the percent effect of Alliance Holding's proportionate share of Alliance Capital's amortization of intangibles and non-recurring items.


             ALLIANCE CAPITAL AND ALLIANCE HOLDING OUTSTANDING UNITS
                           AND WEIGHTED AVERAGE UNITS
                            As of September 30, 2000

                                           Weighted Average      Weighted Average     Weighted Average    Weighted Average
                                          Units Outstanding     Units Outstanding    Units Outstanding    Units Outstanding
                             Units             (Basic)              (Diluted)             (Basic)             (Diluted)
                          Outstanding     Three Months Ended    Three Months Ended   Nine Months Ended    Nine Months Ended
                        ---------------- --------------------- --------------------- ------------------- --------------------

Alliance Capital          205,866,317        204,341,407           212,584,384          183,686,752          191,570,796

Alliance Holding           72,857,932         71,333,022            79,575,999           71,327,310           79,211,355